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                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                           MONTHLY PERIOD ENDING MAY 31, 2002
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1998-B
                                        Class A - 055237AG6 Class B - 055237AH4


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $104,672,791.64
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $  9,315,999.98
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $    586,505.83
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    586,505.83
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1998-B   Certificates                                                                $  9,315,999.98
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1998-B  Certificates                                                                 $104,672,791.64
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable to
            the Series 1998-B -Certificates                                                             $          0.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account and paid in
            accordance with the Loan Agreement pursuant to Section 4.11                                 $          0.00
                                                                                                        ---------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $          0.00
                                                                                                        ---------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 60,000,000.00
                                                                                                        ---------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $  1,165,587.50
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     80,162.50
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    132,825.00
                                                                                                        ---------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $          0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $          0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $          0.00
                                                                                                        ---------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $  1,165,587.50
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     80,162.50
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    132,825.00
                                                                                                        ---------------

14.         To the knowledge of the undersigned, no Series 1998-B Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  12th  day  of  June,  2002.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   R.  Brian  Rozelle
          -----------------------------
          Name:      R.  Brian  Rozelle
          Title:     Assistant  Vice  President
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